1 Hooper Holmes, Inc. March 29, 2016 Earnings Presentation Speakers: Henry Dubois, Chief Executive Officer Steven Balthazor, Chief Financial Officer

2 Safe Harbor Statement 2 This presentation contains forward-looking statements, as such term is defined in the Private Securities Litigation Reform Act of 1995, concerning the Company’s plans, objectives, goals, strategies, future events or performances, which are not statements of historical fact and can be identified by words such as: “expect,” “continue,” “should,” “may,” “will,” “project,” “anticipate,” “believe,” “plan,” “goal,” and similar references to future periods. The forward-looking statements contained in this presentation reflect our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in the forward looking statements. Among the important factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements contained in this presentation are our ability to realize the expected benefits from the acquisition of Accountable Health Solutions and our strategic alliance with Clinical Reference Laboratory; our ability to successfully implement our business strategy and integrate Accountable Health Solutions’ business with ours; our ability to retain and grow our customer base; our ability to recognize operational efficiencies and reduce costs; uncertainty as to our working capital requirements over the next 12 to 24 months; our ability to maintain compliance with the financial covenants contained in our credit facilities; the rate of growth in the Health and Wellness market and such other factors as discussed in Part I, Item 1A, Risk Factors, and Part II, Item 7, Management’s Discussion and Analysis of Financial Conditions and Results of Operations of our Annual Report on Form 10-K for the year ended December 31, 2014. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances, or to reflect the occurrence of unanticipated events, after the date of this presentation, except as required by law. This presentation contains information from third-party sources, including data from studies conducted by others and market data and industry forecasts obtained from industry publications. Although the Company believes that such information is reliable, the Company has not independently verified any of this information and the Company does not guarantee the accuracy or completeness of this information.

3 Q4 2015 Results Set Stage for Accelerated Growth FULL YEAR 2015 HIGHLIGHTS  $32.1mm record Health & Wellness revenue  515,000 record screening units  Transformed business model, reduced costs  New sales in 2015 increased the revenue base for 2016 and beyond Q4 2014 Q4 2015 +42% REVENUE $6.7mm $9.5mm 2016 OUTLOOK  Successfully raised $3.5mm in rights offering and an additional $1.2mm from 200 NNH, LLC an affiliate of Kanon Ventures  $42.0mm revenue expected for full year with positive EBITDA & operating cash flow for full year  Q1 is off to a good start  Due to the seasonality of the business, ~60% of revenue historically comes in the second half  Repayment of $2.3mm of debt planned in 2016 Q4 2014 Q4 2015 +22% GROSS MARGIN % 16.9% 20.7% Q4 2014 Q4 2015 +20% SCREENING UNITS 127,000 152,000

4 4 Consolidated Revenue ($mm) Screening Units  Sequential and year-over-year revenue growth ̶ Q4 2015 revenue increased 42% compared to Q4 2014 ̶ Consolidated revenue, which includes screening and wellness services, increased 13% over full year 2014  Screening units grew by 14% compared to full year 2014, excluding the impact of a large customer study in the clinical research segment ̶ As previously discussed, a large population study on smoking began to wind down in Q4 2014. Unit growth in our wellness business offset reductions in our clinical research segment; we have since won a contract extension for this study worth $12.0mm over the life of the contract Key Takeaways # of S cr ee n in gs 2015 Results vs. 2014 42% Improvement over Q4 2014 R ev en u e in mill io n $ 13% Improvement over FY 2014 20% Improvement over Q4 2014 9% Improvement over FY 2014 14% 19% $6.4 $9.3 $6.7 $9.5 0 2 4 6 8 10 12 Q4 2014 Q4 2015 43% $23.7 $31.1 $28.5 $32.1 0 5 10 15 20 25 30 35 40 2014 2015 31%

5 5 Adjusted EBITDA Excluding One-Time Events ($mm) 35% Improvement A d ju st ed E B IT D A in mil lio n $ 2015 Results vs. 2014 - continued  Adjusted EBITDA excluding one-time events increased 35% over 2014 ‐ Second half Adjusted EBITDA improved 61% over second half 2014 -$6.9 -$4.5 -12 -10 -8 -6 -4 -2 0 2 2014 2015 FY 2014 FY 2015 Net Loss ($8.5) ($10.9) Interest $0.0 $1.4 Deferred Financing $0.3 $0.4 Taxes $0.0 $0.0 Amortization $0.0 $0.9 Depreciation $1.2 $1.3 EBITDA ($6.9) ($6.8) Stock Compensation $0.5 $0.4 Transaction & transition costs $1.9 $1.7 Gain on sale of real estate & restructuring ($1.7) $0.0 Gain on sale of lab services ($0.9) $0.0 Close-out cost of 2013 Portamedic sale $0.2 $0.2 Adjusted EBITDA Excluding One-Time Events ($6.9) ($4.5)

6 Momentum Continues to Build New Sales Won in Q1 2016 and Associated Estimated 2016 Revenue ($mm) 20 1 6 n ew sales r ev en u e in m ill ion $ New Direct Customers  Estimated $0.5mm in 2016  Contracts are typically multi-year New Clinical Research Organization Revenue  Estimated $0.9mm in 2016  Large contract extension estimated at $12.0mm in revenue over the life of the contract, $0.8mm in 2016 New Channel Partners  Estimated $1.1mm in 2016 New End Customers Through Existing Channel Partners  Estimated $0.9mm in 2016  We are positioned to grow with our Channel Partners $0.5 $0.9 $1.1 $0.9 $3.3 $0 $1 $2 $3 $4 2016 Estimated Revenue Impact Total New End Customers Through Channel Partners New Channel Partners New Clinical Research Organizations

Strengthened Capital Structure

Current Capital Structure Highlights	
Cash added through rights offering	$3.5mm
Cash added from investment by 200 NNH, LLC	$1.2mm
$7.0mm Revolving Line of Credit	$1.5mm at 3/15 (credit line – amount drawn)
SWK Term Loan	$4.5mm

- Rights Offering Successfully Completed in Q1 2016
  - Strong interest and shareholder support
  - Raised $3.5mm
  - Board and management as a group over subscribed and now hold ~10% of total shares
  - 300+ individual shareholders participated
- Additional Capital Raised in Q1 2016
  - 200 NNH, LLC, an affiliate of Kanon Ventures, Invested $1.2mm
- Debt
  - Repayment of $2.3mm of debt planned for 2016
  - Principal payment made in Q1 2016
  - Meaningful interest expense reduction with each quarterly payment

7

8 Hooper Wellness Programs Get Results Annual healthcare cost reduction of nearly $1.5mm; additional cost savings related to higher productivity, reduced absenteeism, ability to attract and retain top talent, and fewer safety incidents not included $2,680 $5,004 $7,230 $5,952 (Non-Participants) At Start of the Program Risk Transition Two Years Into the Program Low Risk 5,742 (76%) Moderate Risk 1,471 (20%) High Risk 293 (4%) High Risk 183 (3%) Moderate Risk 1,065 (14%) Low Risk 6,258 (83%) Low Risk (n=5,251) Moderate Risk (n=461) High Risk (n=30) Low Risk (n=899) Moderate Risk (n=491) High Risk (n=81) Low Risk (n=108) Moderate Risk (n=113) High Risk (n=72) Average Annual Healthcare Cost Per Employee 7.3% net change in health risk status improvement 91% of the participants that started as a low health risk stayed low health risk

9  2015 sales wins expected to drive $7.0mm of incremental revenue in 2016  $3.3mm of new 2016 revenue won through sales efforts already this year, including the addition of full service wellness clients  Q1 2016 progressing toward annual goal  For full year 2016, expecting $42.0mm revenue representing 30% growth as compared to 2015 and continued progress toward achieving our $100mm revenue target  Expecting positive EBITDA and operating cash flow for the full year New Sales Financial Growth Building Awareness 2016 Outlook: Accelerated Growth  Q4 2015: LD Micro Conference  February 22nd: Presented at SeeThruEquity Conference  March 31st: Sidoti Emerging Growth Conference Drive Shareholder Value